ENCORE CREDIT RECEIVABLES TRUST 2005-2,

Issuer

COUNTRYWIDE HOME LOANS SERVICING LP,

Master Servicer

and

THE BANK OF NEW YORK,

Indenture Trustee

SERVICING AGREEMENT

Dated as of May 27, 2005

ASSET-BACKED NOTES, SERIES 2005-2

TABLE OF CONTENTS

ARTICLE I.

DEFINITIONS

Section 1.01	Defined Terms.
Section 1.02	Other Definitional Provisions.
Section 1.03	Interest Calculations.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

Section 2.01	Representations, Warranties and Covenants of the Master Servicer.
Section 2.02	Covenants of the Master Servicer.
Section 2.03	Existence.
Section 2.04	Enforcement of Representations and Warranties.

ARTICLE III.

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01	Master Servicer to Assure Servicing.
Section 3.02	Monitoring of the Servicer.
Section 3.03	Rights of the Issuer and the Indenture Trustee in Respect of the Master Servicer.
Section 3.04	Indenture Trustee to Act as Master Servicer.
Section 3.05	Collection of Mortgage Loan Payments; Collection Account.
Section 3.06	Collection of Taxes, Assessments and Similar Items; Escrow Accounts.
Section 3.07	Access to Certain Documentation and Information Regarding the Mortgage Loans.
Section 3.08	Permitted Withdrawals from the Collection Account, Payment Account and the Carryover Reserve Fund.
Section 3.09	Maintenance of Hazard Insurance.
Section 3.10	Enforcement of Due-On-Sale Clauses; Assumption Agreements.
Section 3.11	Realization Upon Defaulted Mortgage Loans; Determination of Excess Proceeds and Realized Losses.
Section 3.12	Indenture Trustee to Cooperate; Release of Mortgage Files.
Section 3.13	Documents, Records and Funds in Possession of Master Servicer to be Held for the Indenture Trustee.
Section 3.14	Servicing Compensation.
Section 3.15	Access to Certain Documentation.
Section 3.16	Annual Statement as to Compliance.
Section 3.17	Annual Independent Public Accountants’ Servicing Statement; Financial Statements.
Section 3.18	Prepayment Charges.
Section 3.19	Optional Purchase of Mortgage Loans.

ARTICLE IV.

PAYMENTS AND ADVANCES BY THE MASTER SERVICER

Section 4.01	Advances.
Section 4.02	Reduction of Servicing Compensation in Connection with Prepayment Interest Shortfalls.

ARTICLE V.

THE MASTER SERVICER

Section 5.01	Liabilities of the Master Servicer.
Section 5.02	Merger or Consolidation of the Master Servicer.
Section 5.03	Limitation on Liability of the Master Servicer and Others.
Section 5.04	Limitation on Resignation of Master Servicer.
Section 5.05	Errors and Omissions Insurance; Fidelity Bonds.
Section 5.06	Non-solicitation.

ARTICLE VI.

DEFAULT; TERMINATION OF MASTER SERVICER

Section 6.01	Events of Default.
Section 6.02	Indenture Trustee to Act; Appointment of Successor.
Section 6.03	Notification to Noteholders.

ARTICLE VII.

CONCERNING THE INDENTURE TRUSTEE

Section 7.01	Duties of Indenture Trustee.
Section 7.02	Indenture Trustee Not Liable for Mortgage Loans .
Section 7.03	Master Servicer to Pay Indenture Trustee’s and Owner Trustee’s Fees and Expenses.

ARTICLE VIII.

MISCELLANEOUS PROVISIONS

Section 8.01	Amendment.
Section 8.02	Governing Law.
Section 8.03	Notices.
Section 8.04	Severability of Provisions.
Section 8.05	Assignment.
Section 8.06	Inspection and Audit Rights.
Section 8.07	Termination.
Section 8.08	No Petition.
Section 8.09	No Recourse.

ARTICLE IX.

DUTIES OF THE MASTER SERVICER

Section 9.01	Administrative Duties.
Section 9.02	Records.
Section 9.03	Additional Information to be Furnished.

EXHIBITS

EXHIBIT A-1	Mortgage Loan Schedule
EXHIBIT A-1	Schedule of Mortgage Loans
EXHIBIT A-2	Mortgage Loans for which All or a Portion of a Related Mortgage File is not Delivered to the Indenture Trustee on or prior to the Closing Date
EXHIBIT B	Request for Release (for Indenture Trustee)
EXHIBIT C	Request for Release (for Mortgage Loans Paid in Full, Repurchased or Replaced)
EXHIBIT D	Form of Mortgage Note and Mortgage
EXHIBIT E	Officer’s Certificate with respect to Prepayments

This SERVICING AGREEMENT, dated as of May 27, 2005, by and among ENCORE CREDIT RECEIVABLES TRUST 2005-2, a Delaware statutory trust, as Issuer (the “Issuer”), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership, as master servicer (the “Master Servicer”), and THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee (the “Indenture Trustee”).

PRELIMINARY STATEMENT

WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement, CWABS, Inc. (the “Company” or the “Depositor”) will acquire the Mortgage Loans;

WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of May 27, 2005 (the “Trust Agreement”) among the Company, as depositor, Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and The Bank of New York, as certificate registrar and certificate paying agent, the Company will create Encore Credit Receivables Trust 2005-2, a Delaware statutory trust, and will convey the Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreement to the Issuer in exchange for the Certificates (as defined below);

WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Owner Trust Certificates, Encore Credit Receivables Trust 2005-2 (the “Certificates”);

WHEREAS, pursuant to the terms of an Indenture dated as of May 27, 2005 (the “Indenture”) between the Issuer and The Bank of New York (the “Indenture Trustee”), the Issuer will pledge the Mortgage Loans and issue and transfer to or at the direction of the Depositor the Encore Credit Receivables Trust 2005-2, Asset-Backed Notes, Series 2005-2, Class 1-A, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B, Class C-1 and Class C-2 Notes (collectively, the “Notes”); and

WHEREAS, pursuant to the terms of this Servicing Agreement, the Master Servicer will act as Master Servicer with respect to the Mortgage Loans set forth on the Mortgage Loan Schedule attached hereto as Exhibit A-1 directly, through the Servicer, or through one or more Subservicers;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to as follows:

ARTICLE I.

DEFINITIONS

Section 1.01	Defined Terms.

For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02	Other Definitional Provisions.

(a)        All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)        As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

(c)        The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(d)        The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e)        Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

Section 1.03	Interest Calculations.

All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months, notwithstanding the terms of the related Mortgage Note and Mortgage.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

Section 2.01	Representations, Warranties and Covenants of the Master Servicer.

(a)        The Master Servicer hereby represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans and the Noteholders, as follows, as of the date hereof with respect to the Mortgage Loans:

(i)         The Master Servicer is duly organized as a Texas limited partnership and is validly existing and in good standing under the laws of the State of Texas and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(ii)         The Master Servicer has the full partnership power and authority to sell and service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Master Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(iii)        The execution and delivery of this Agreement by the Master Servicer, the servicing of the Mortgage Loans by the Master Servicer under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a material breach of any term or provision of the certificate of limited partnership, partnership agreement or other organizational document of the Master Servicer or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master

Servicer; and the Master Servicer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Master Servicer’s ability to perform or meet any of its obligations under this Agreement.

(iv)        The Master Servicer is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

(v)        No litigation is pending or, to the best of the Master Servicer’s knowledge, threatened, against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(vi)        No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Master Servicer has obtained the same.

(vii)       The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

(viii)      The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

Section 2.02	Covenants of the Master Servicer.

The Master Servicer hereby covenants to the Issuer and the Indenture Trustee as follows:

(a)        the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

(b)        no written information, certificate of an officer, statement furnished in writing or written report delivered to the Issuer, any affiliate of the Issuer or the Indenture Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading.

Section 2.03	Existence.

The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement.

Section 2.04	Enforcement of Representations and Warranties.

The Master Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Mortgage Loans, shall or cause the Servicer to enforce the representations and warranties and related obligations for breaches thereof of the Seller pursuant to the Mortgage Loan Purchase Agreement or Subsequent Transfer Instrument. Upon the discovery by the Seller, the Master Servicer, the Servicer, the Indenture Trustee or the Depositor of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement or Subsequent Mortgage Loan Purchase Agreement in respect of any Mortgage Loan, or upon the occurrence of a Repurchase Event, which materially and adversely affects the interests of the Noteholders or the Certificateholders, the party discovering the same shall give prompt written notice to the other parties pursuant to the Mortgage Loan Purchase Agreement. The Master Servicer shall or cause the Servicer to promptly notify the Seller and request that, pursuant to the terms of the Mortgage Loan Purchase Agreement or Subsequent Mortgage Loan Purchase Agreement, as applicable, the Seller either (i) cure such breach or Repurchase Event in all material respects or (ii) purchase such Mortgage Loan or the related Group 1 or Group 2 Subsequent Mortgage Loan, in each instance in accordance with the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement; provided that the Seller shall, subject to the conditions set forth in the Mortgage Loan Purchase Agreement, have the option to substitute a Replacement Mortgage Loan or Replacement Mortgage Loans for such Mortgage Loan. Scheduled Payments due with respect to Replacement Mortgage Loans in the Due Period related to the Payment Date on which such proceeds are to be distributed shall not be part of the Trust Estate and will be retained by the Master Servicer or the Serivcer, as applicable, and remitted by the Master Servicer or the Servicer, as applicable, to the Seller on the next succeeding on such Payment Date. For the month of substitution, distributions to Note the Payment Account pursuant to this Agreement will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and the substitution of the Replacement Mortgage Loans and the Master Servicer shall deliver or cause to the Servicer to deliver the amended Mortgage Loan Schedule to the Indenture Trustee, Owner Trustee. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of the Mortgage Loan Purchase Agreement and this Agreement in all respects.

In connection with the substitution of one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will cause the Servicer to determine the amount, if any, by which the aggregate principal balance of all such Replacement Mortgage

Loans as of the date of substitution is less than the aggregate principal balance (after application of the principal portion of the Scheduled Payment due in the month of substitution) of all such Deleted Mortgage Loans. An amount equal to the aggregate of the deficiencies described in the preceding sentence (such amount, the “Substitution Adjustment Amount”) shall be forwarded by the Seller to the Master Servicer or the Servicer, as applicable, and deposited by the Master Servicer or the Servicer (to the extent provided by the ECC Capital Servicing Agreement) into the Collection Account not later than the Determination Date for the Payment relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder and under the Mortgage Loan Purchase Agreement.

In the event that a Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Collection Account pursuant to Section 3.05 on the Determination Date for the Payment Date in the month following the month during which such Seller became obligated to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price and the receipt of a Request for Release in the form of Exhibit C hereto, the Indenture Trustee shall (i) release the related Mortgage Note held for the benefit of the Noteholders to such Seller, (ii) cause the Master Servicer or the Servicer (to the extent provided by the ECC Capital Servicing Agreement), as applicable, to release to such Seller any remaining documents in the related Mortgage File which are held by the Master Servicer or the Servicer and (iii) execute and deliver at such Person’s direction the related instruments of transfer or assignment prepared by such Seller, in each case without recourse, as shall be necessary to transfer title from the Indenture Trustee for the benefit of the Noteholders and transfer the Indenture Trustee’s interest to such Seller to any Mortgage Loan purchased pursuant to the Mortgage Loan Purchase Agreement and this Section 2.04.

ARTICLE III.

ADMINISTRATION AND SERVICING

OF MORTGAGE LOANS

Section 3.01	Master Servicer to Assure Servicing.

The Master Servicer shall supervise, monitor and oversee the obligations of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the ECC Capital Servicing Agreement and Accepted Master Servicing Practices and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with customary and usual standards of practice of prudent mortgage lenders in the respective states in which the Mortgaged Properties are located. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under the ECC Capital Servicing Agreement. The Master Servicer shall independently and separately monitor the Servicer’s servicing activities with respect to the Mortgage Loans, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Indenture Trustee as shall be necessary in order for it to prepare the statements specified in Section 7.05 of the Indenture, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer pursuant to the ECC Capital Servicing Agreement.

The Indenture Trustee shall furnish the Servicer and the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO Property. The Indenture Trustee shall not be liable for the Servicer’s or the Master Servicer’s use or misuse of such powers of attorney.

The Indenture Trustee shall execute and deliver to the Servicer or the Master Servicer, as applicable based on the requesting party, any court pleadings, requests for trustee’s sale or other documents necessary or reasonably desirable to (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

The Master Servicer and the Servicer, further are authorized and empowered by the Indenture Trustee, on behalf of the Noteholders, the Issuer and the Indenture Trustee, in its own name or in the name of the Servicer, when the Master Servicer or the Servicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS® System, or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Issuer, the Indenture Trustee and the Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer, with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS® System, it becomes necessary to remove any Mortgage Loan from registration on the MERS® System and to arrange for the assignment of the related Mortgages to the Indenture Trustee, then any related expenses shall be reimbursable to the Master Servicer from the Trust Fund.

In accordance with the standards of the preceding paragraph, the Master Servicer shall cause the Servicer, to the extent provided in the ECC Capital Servicing Agreement, to advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. All costs incurred by the Master Servicer or the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Noteholders, be added to the Stated Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Issuer, Noteholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Servicing Agreement and the ECC Capital Servicing Agreement, as applicable. The Indenture Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Servicing Agreement and the ECC Capital Servicing Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for use or misuse of any such powers of attorney by the Master Servicer or the Subservicer). If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the

“doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee.

The Master Servicer shall cause the Servicer to deliver a list of Servicing Officers to the Indenture Trustee by the Closing Date.

In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Master Servicer or the Servicer, as applicable, in a manner not consistent with the terms of the related Mortgage Note and this Agreement or the ECC Capital Servicing Agreement, the Master Servicer or the Servicer, as applicable, upon discovery or receipt of notice thereof, immediately shall deliver to the Indenture Trustee for deposit in the Payment Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Estate, the Indenture Trustee, the Issuer, the Depositor and any successor master servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.01 shall not limit the ability of the Master Servicer or the Servicer, as applicable, to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law and shall not be an expense of the Trust Estate.

In the event a Mortgage File is released to the Master Servicer or the Servicer (to the extent provided in the ECC Capital Servicing Agreement), as a result of the Master Servicer or Servicer, as applicable, having completed a Request for Release in the form of Exhibit C of this Agreement, the Indenture Trustee shall complete the assignment of the related Mortgage in the manner specified in Section 2.1(b)(iii) of the Mortgage Loan Purchase Agreement.

So long as the Indenture Trustee maintains an office in the State of California, the Indenture Trustee shall maintain possession of and not remove or attempt to remove from the State of California any of the Mortgage Files as to which the related Mortgaged Property is located in such State. In the event that the Seller fails to record an assignment of a Mortgage Loan within 90 days of notice of an event as set forth in Section 2.1(b)(i), (ii) or (iii) of the Mortgage Loan Purchase Agreement, the Master Servicer shall cause the Servicer to prepare and, if required hereunder, file such assignments for recordation in the appropriate real property or other records office.

Section 3.02	Monitoring of the Servicer.

(a)        The Master Servicer shall be responsible for reporting to the Issuer, the Indenture Trustee, the Owner Trustee, the Swap Provider and the Depositor the compliance by the Servicer with its duties under the ECC Capital Servicing Agreement. In the review of the Servicer’s activities, the Master Servicer may rely upon an officer’s certificate of the Servicer (or similar document signed by an officer of the Servicer) with regard to the Servicer’s compliance with the terms of the ECC Capital Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the ECC Capital Servicing Agreement, or that a notice should be sent pursuant to the Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Issuer and the Indenture Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)        The Master Servicer, for the benefit of the Issuer, the Indenture Trustee and the Noteholders, the Swap Provider and the holders of the Owner Trust Certificates, shall enforce the obligations of the Servicer under the ECC Credit Servicing Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with the ECC Capital Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of the Servicer thereunder and act as servicer of the related Mortgage Loans or cause the Issuer and the Indenture Trustee to enter in to a new servicing agreement with a successor servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the ECC Capital Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c)        To the extent that the costs and expenses of the Master Servicer related to any termination of the Servicer, appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer with respect to the ECC Capital Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by the Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with the ECC Capital Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Payment Account.

(d)        The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in the ECC Capital Servicing Agreement.

(e)        If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer that it replaces.

Section 3.03     Rights of the Issuer and the Indenture Trustee in Respect of the Master Servicer.

Neither the Indenture Trustee nor the Issuer shall have any responsibility or liability for any action or failure to act by the Master Servicer or the Servicer (under the ECC Capital Servicing Agreement), and neither of them is obligated to supervise the performance of the Master Servicer or the Servicer hereunder or otherwise.

The Master Servicer shall afford, and (to the extent provided in the ECC Capital Servicing Agreement) shall cause the Servicer to afford, the Indenture Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer and the Servicer, as applicable, in respect of the Servicer’s rights and obligations under the ECC Capital Servicing Agreement and access to officers of the Servicer responsible for such obligations or the Master Servicer’s rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer, to the extent provided in the ECC Capital Servicing Agreement, shall cause the Servicer to furnish to the Issuer and the Indenture Trustee its most recent financial statements and such other information relating to the Servicer’s capacity to perform its obligations under the ECC Capital Servicing Agreement that it possesses. To the extent such information is not otherwise available to the public, the Issuer and the Indenture Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Masters Servicer’s and the Servicer’s written consent, except as required pursuant to this Agreement or to the extent that it is necessary to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies, rating agencies or reinsurers or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Issuer, the Indenture Trustee or the Trust Estate, and in either case, the Issuer, the Depositor or the Indenture Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Issuer may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer under this Agreement or the Servicer under the ECC Capital Servicing Agreement or exercise the rights of the Master Servicer under this Agreement or the Servicer under the ECC Capital Servicing Agreement; provided by virtue of such performance by the Issuer of its designee. The Issuer shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Servicer and is not obligated to supervise the performance of the Master Servicer or the Servicer under this Agreement or the ECC Capital Servicing Agreement.

Section 3.04	Indenture Trustee to Act as Master Servicer.

In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Indenture Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Indenture Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3.09 hereof or any acts or omissions of the predecessor Master Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.04 hereof, or (v) deemed to have made any representations and warranties hereunder, including pursuant to Section 2.1 of the Mortgage Loan Purchase Agreement, Section 2.04 hereof or the first paragraph of Section 5.02 hereof. If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Indenture Trustee (or any other successor servicer) may, at its option, succeed to any rights and obligations of the Master Servicer under the ECC Capital Servicing Agreement or any other subservicing agreement in accordance with the terms thereof; provided that the Indenture Trustee (or any other successor servicer) shall not incur any liability or have any obligations in its capacity as servicer under the

ECC Capital Servicing Agreement or any other subservicing agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of the Master Servicer thereunder; and the Master Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreement arising prior to the date of such succession.

The Master Servicer shall, upon request of the Indenture Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to the ECC Capital Servicing Agreement and any other subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the ECC Capital Servicing Agreement and any other subservicing agreement to the assuming party.

Section 3.05	Collection of Mortgage Loan Payments; Collection Account.

(a)        The Master Servicer will coordinate and monitor remittances by the Servicer to it with respect to the Mortgage Loans in accordance with this Servicing Agreement.

(b)        The Master Servicer shall enforce the obligation of the Servicer to establish and maintain a Protected Account in accordance with the ECC Capital Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan – by - Mortgage Loan basis, into which account shall be deposited within 48 hours (or as of such other time specified in the Servicing Agreement) of receipt, all collections of principal and interest on any Mortgage Loan and any REO Property received by the Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer’s own funds (less servicing compensation as permitted by the ECC Capital Servicing Agreement in the case of the Servicer) and all other amounts to be deposited in the Protected Account. The Servicer is hereby authorized to make withdrawals from and deposits to the Protected Account for purposes required or permitted by this Servicing Agreement. To the extent provided in the ECC Capital Servicing Agreement, the Protected Account shall be an Eligible Account and segregated on the books of such institution in the name of the Indenture Trustee for the benefit of the Noteholders.

(c)        To the extent provided in the ECC Capital Servicing Agreement, amounts on deposit in the Protected Account may be invested in Permitted Investments in the name of the Indenture Trustee for the benefit of Noteholders and, except as provided in the preceding paragraph, not commingled with any other funds. Such Permitted Investments shall mature, or shall be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Collection Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 3.05 shall be paid to the Servicer under the ECC Capital Servicing Agreement, and the risk of loss of moneys required to be distributed to the Noteholders resulting from such investments shall be borne by and be the risk of the Servicer. The Master Servicer shall cause the Servicer (to the extent required by the ECC Capital Servicing Agreement) to deposit the amount of any such loss in the Protected Account in accordance with the ECC Capital Servicing Agreement.

(d)        To the extent required by the ECC Capital Servicing Agreement and subject to this Article III, on or before each Servicer Remittance Date, the Master Servicer shall cause the Servicer withdraw or shall cause to be withdrawn from its Protected Account and shall immediately deposit or cause to be deposited in the Collection Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date):

(i)         Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the Servicer pursuant to the ECC Capital Servicing Agreement which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fee or any fees with respect to any lender-paid primary mortgage insurance policy;

(ii)         Principal Prepayments in full and any Liquidation Proceeds received by the Servicer with respect to the Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fee;

(iii)        Principal Prepayments in part received by the Servicer for the Mortgage Loans in the related Prepayment Period; and

(iv)	Any amount to be used as an Advance.

(e)        Withdrawals may be made from the Protected Account only to make remittances as provided in Section 3.05(d) and 3.08; to reimburse the Master Servicer or the Servicer for Advances which have been recovered by subsequent collections from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement. As provided in Sections 4.01(b) and 4.01(f) certain amounts otherwise due to the Servicer may be retained by it and need not be deposited in the Collection Account.

(f)         The Master Servicer shall establish and maintain or shall cause to be established in the name of the Indenture Trustee, for the benefit of the Noteholders and the Swap Provider, the Collection Account as a segregated trust account or accounts. The Collection Account shall be an Eligible Account. The Master Servicer will deposit or cause to be deposited in the Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

(i)	Any amounts required to be deposited by the Master Servicer pursuant to Section 3.09 hereof;
(ii)	The Purchase Price and any Substitution Adjustment Amount;
(iii)	Any amounts withdrawn from the Protected Account;
(iv)	Any Advance and any Compensating Interest Payments;

(v)	Any Insurance Proceeds or Net Liquidation Proceeds received by or on behalf of the Master Servicer or which were not deposited in the Protected Account;
(vi)	Any amounts required to be deposited with respect to losses on investments of deposits in the Collection Account;
(vii)	Any Prepayment Charge Amounts; and
(viii)	Any other amounts required to be deposited hereunder.

The foregoing requirements for deposit by the Servicer to the Protected Account (to the extent provided for in the ECC Capital Servicing Agreement) or the Master Servicer into the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption fees, if collected, need not be remitted by the Servicer (to the extent provided for in the ECC Capital Servicing Agreement) or the Master Servicer. In the event that the Master Servicer shall remit or cause the Servicer to remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, the Master Servicer may at any time withdraw or direct the institution maintaining the Collection Account, to withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the institution maintaining the Collection Account that describes the amounts deposited in error in the Collection Account. The Master Servicer shall cause the Servicer (to the extent provided by the ECC Capital Servicing Agreement) to maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Collection Account shall be held in trust for the Noteholders until withdrawn in accordance with Section 3.08.

(g)        The Indenture Trustee shall establish and maintain, on behalf of the Noteholders and the Swap Provider, the Payment Account. The Indenture Trustee shall, promptly upon receipt, deposit in the Payment Account and retain therein the following:

(i)         the aggregate amount remitted by the Servicer or Master Servicer pursuant to the second paragraph of Section 3.08(a) of the Servicing Agreement;

(ii)         any amount required to be deposited by the Servicer or Master Servicer pursuant to Sections 3.05(c) and (i) in connection with any losses on Permitted Investments;

(iii)        the amount, if any, remaining in the Pre-Funding Account at the end of the Pre-Funding period;

(iv)	any amount received from the Swap Provider.

The foregoing requirements for remittance by the Master Servicer or the Servicer (to the extent provided by the ECC Capital Servicing Agreement), as applicable, and deposit by the Indenture Trustee into the Payment Account shall be exclusive. In the event that the Master Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, it may at any time direct the Indenture Trustee to withdraw such amount from the Payment Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering a written notice to the Indenture Trustee that describes the amounts deposited in error in the Payment Account. All funds deposited in the Payment Account shall be held by the Indenture Trustee in trust for the Noteholders and the Swap Provider until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08. In no event shall the Indenture Trustee incur liability for withdrawals from the Payment Account at the direction of the Master Servicer or the Servicer, as applicable.

(h)        The Indenture Trustee shall establish and maintain, on behalf of the Noteholders, the Pre-Funding Account. On the Closing Date the Depositor shall remit the Pre-Funded Amount to the Indenture Trustee for deposit in the Pre-Funding Account.

On each Subsequent Transfer Date, upon satisfaction of the conditions of Section 2.05(c) of the Indenture, the Indenture Trustee shall withdraw from the Pre-Funding Account 100% of the aggregate of the Cut-off Date Principal Balances of the Subsequent Mortgage Loans sold to the Trust Fund on the Subsequent Transfer Date and pay that amount to the order of the Seller.

On the Business Day before the Payment Date following the end of the Funding Period, the Indenture Trustee shall (i) withdraw the Unused Pre-Funded Amount from the Pre-Funding Account, (ii) promptly deposit such amount in the Payment Account, and (iii) pay such amount to the holders of the Notes on the Payment Date pursuant to Section 4.02 of the Indenture.

The amount deposited in the Payment Account pursuant to the preceding paragraph shall be net of any investment earnings on the amounts on deposit in the Pre-Funding Account.

(i)         Each other institution that maintains the Collection Account and the Payment Account shall invest the funds in each such account, as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than (x) in the case of the Collection Account, the second Business Day next preceding the related Payment Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such Collection Account, then such Permitted Investment shall mature not later than the Business Day next preceding such Payment Account Deposit Date) and (y) in the case of the Payment Account, the Business Day immediately preceding the first Payment Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains such Payment Account, then such Permitted Investment shall mature not later than such Payment Date) and, in each case, shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be made in the name of the Indenture Trustee, for the benefit of the Noteholders and the Swap Provider. In the case of the Collection Account and the Payment Account, all income and gain net of any losses realized from any such investment shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any losses incurred in the Collection Account or the Payment Account in respect of any such investments shall be deposited by the Master Servicer in the Collection Account or paid to the Indenture Trustee for deposit into the Payment Account out of the Master Servicer’s own funds immediately as realized. The Indenture Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Collection Account or the Payment Account made in accordance with this Section 3.05.

(j)         The Master Servicer shall cause the Servicer (to the extent provided for by the ECC Capital Servicing Agreement) to give at least 30 days advance notice to the Indenture Trustee, the Issuer, the Seller, the Swap Provider, each Rating Agency and the Depositor of any proposed change of location of the Collection Account prior to any change thereof. The Indenture Trustee shall give at least 30 days advance notice to the Master Servicer, the Servicer, the Issuer, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Payment Account, the Carryover Reserve Fund prior to any change thereof.

Section 3.06	Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

To the extent required by the related Mortgage Note, the Master Servicer shall cause the Servicer (to the extent provided by the ECC Capital Servicing Agreement) to establish and maintain one or more accounts (each, an “Escrow Account”) and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer (to the extent provided by the ECC Capital Servicing Agreement)) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to cause the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer or the Servicer (to the extent required under the ECC Capital Servicing Agreement) out of related collections for any payments made pursuant to Sections 3.01 hereof (with respect to taxes and assessments and insurance premiums) and 3.10 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01 hereof. The Escrow Accounts shall not be a part of the Trust Estate.

Section 3.07     Access to Certain Documentation and Information Regarding the Mortgage Loans.

The Master Servicer shall cause the Servicer (to the extent provided by the ECC Capital Servicing Agreement) to afford the Issuer and the Indenture Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance policies and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer or Subservicer designated by it.

Upon reasonable advance notice in writing if required by federal regulation, the Master Servicer will cause the Servicer (to the extent provided by the ECC Capital Servicing Agreement) to provide (or cause to be provided) to each Noteholder or Note Owner that is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Noteholder or Note Owner to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Notes; provided that the Master Servicer or the Servicer shall be entitled to be reimbursed by each such Noteholder or Note Owner for actual expenses incurred by the Master Servicer or the Servicer (to the extent provided by the ECC Capital Servicing Agreement) in providing such reports and access.

Section 3.08     Permitted Withdrawals from the Collection Account, Payment Account and the Carryover Reserve Fund.

(a)        The Master Servicer may from time to time make withdrawals from the Collection Account for the following purposes:

(i)         to pay the Owner Trustee the Owner Trustee Fee on each Payment Date;

(ii)        to pay to the Master Servicer (to the extent not previously paid to or withheld by the Master Servicer), as servicing compensation in accordance with Section 3.14, that portion of any payment of interest that equals the Master Servicing Fee for the period with respect to which such interest payment was made;

(iii)        to pay to the Servicer (to the extent not previously paid to or withheld by the Servicer), as servicing compensation in accordance with Section 3.14, that portion of any payment of interest that equals the Servicing Fee for the period with respect to which such interest payment was made;

(iv)        to reimburse itself or the Servicer for Advances made by it with respect to the Mortgage Loans, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds and Subsequent Recoveries) that represent late recoveries of payments of principal and/or interest on such particular Mortgage Loan(s) in respect of which any such Advance was made;

(v)        to reimburse the Master Servicer or the Servicer for any Nonrecoverable Advance previously made after the Cut-off Date;

(vi)        to reimburse the Master Servicer or the Servicer from Insurance Proceeds for Insured Expenses covered by the related Insurance Policy;

(vii)       to pay the Master Servicer or Servicer any unpaid Master Servicing Fees or Servicing Fees, respectively, and to reimburse the Master Servicer or Servicer for any unreimbursed Servicing Advances, the Master Servicer’s and the Servicer’s right to reimbursement of Servicing Advances pursuant to this subclause (vii) with respect to any Mortgage Loan being limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds and Subsequent Recoveries and purchase and repurchase proceeds) that represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.06;

(viii)      to pay to the Seller, the Issuer, the Depositor, the Servicer or the Master Servicer, as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.1 or 3.1 of the Mortgage Loan Purchase Agreement or Section 3.12 hereof, or in accordance with the ECC Capital Servicing Agreement, all amounts received thereon and not taken into account in determining the related Stated Principal Balance of such repurchased Mortgage Loan;

(ix)        to reimburse the Seller, the Master Servicer, the Issuer or the Depositor for expenses incurred by any of them in connection with the Mortgage Loans or Notes and reimbursable pursuant to Section 5.03 hereof; provided that such amount shall only be withdrawn following the withdrawal from the Collection Account for deposit into the Payment Account pursuant to the following paragraph;

(x)        to reimburse or pay the Servicer any such amounts as are due thereto under the ECC Capital Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the ECC Capital Servicing Agreement;

(xi)        to withdraw pursuant to Section 3.05 any amount deposited in the Collection Account and not required to be deposited therein; and

(xii)       to clear and terminate the Collection Account upon termination of this Agreement pursuant to Section 9.01 hereof.

In addition, no later than 1:00 p.m. Pacific time on the Payment Account Deposit Date, the Master Servicer shall withdraw from the Collection Account and remit to the Indenture Trustee the Interest Remittance Amount and Principal Remittance Amount plus any Prepayment Charges collected, and the Indenture Trustee shall deposit such amounts in the Payment Account.

The Master Servicer shall cause the Servicer to keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to subclauses (i), (ii), (iii), (v), (vi) and (vii) above. Prior to making any withdrawal from the Collection Account pursuant to subclause (iii), the Master Servicer shall deliver to the Indenture Trustee an Officer’s Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer or the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of such Nonrecoverable Advance.

(b)        The Indenture Trustee shall withdraw funds from the Payment Account for distribution to the Noteholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to retain pursuant to the last paragraph of Section 8.08 of the Indenture). In addition, the Indenture Trustee shall from time to time make withdrawals from the Payment Account for the following purposes:

(i)         to pay the Indenture Trustee the Trustee Fee on each Payment Date;

(ii)         to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Payment Account;

(iii)        to withdraw pursuant to Section 3.05 any amount deposited in the Payment Account and not required to be deposited therein;

(iv)        to clear and terminate the Payment Account upon termination of the Agreement pursuant to Section 9.01 hereof; and

(v)         to pay the Swap Provider, on the days set forth in the Swap Agreement, any Net Swap Payments or any Swap Termination Payments (other than Swap Termination Payments triggered by a Swap Provider Trigger Event).

(c)        The Indenture Trustee shall withdraw funds from the Carryover Reserve Fund for distribution to the Noteholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to retain pursuant to the last paragraph of Section 8.08 of the Indenture). In addition, the Indenture Trustee may from time to time make withdrawals from the Carryover Reserve Fund for the following purposes:

(i)         to withdraw pursuant to Section 3.05 any amount deposited in the Carryover Reserve Fund and not required to be deposited therein; and

(ii)         to clear and terminate the Carryover Reserve Fund upon termination of the Agreement pursuant to Section 9.01 hereof.

Section 3.09	Maintenance of Hazard Insurance.

The Master Servicer shall enforce the obligations of the Servicer (to the extent provided by the ECC Capital Servicing Agreement) to cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the related Mortgagor and/or mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. The Master Servicer shall also enforce any obligation of the Servicer under the ECC Capital Servicing Agreement to cause flood insurance to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, to the extent described below. Pursuant to Section 3.05 hereof, any amounts collected by the Master Servicer or by the Servicer (to the extent provided by the ECC Capital Servicing Agreement) under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer’s or the Servicer’s normal servicing procedures) shall be deposited in the Collection Account.

Any cost incurred by the Master Servicer or the Servicer (to the extent provided for by the ECC Capital Servicing Agreement) in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Noteholders or remittances to the Indenture Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer or the Servicer (to the extent provided for by the ECC Capital Servicing

Agreement) out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by Section 3.08 hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall enforce the obligation of the Servicer (to the extent provided in the ECC Capital Servicing Agreement), to cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the lesser of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements that are part of such Mortgaged Property, or (iii) the maximum amount of such insurance available for the related Mortgaged Property under the Flood Disaster Protection Act of 1973, as amended.

Section 3.10	Enforcement of Due-On-Sale Clauses; Assumption Agreements.

To the extent provided in the ECC Capital Servicing Agreement, and to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with the ECC Capital Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the ECC Capital Servicing Agreement.

Section 3.11     Realization Upon Defaulted Mortgage Loans; Determination of Excess Proceeds and Realized Losses.

For each Mortgage Loan that comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, the Master Servicer shall cause the Servicer (to the extent required under the ECC Capital Servicing Agreement) to either (i) foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such Mortgage Loans, all in accordance with the ECC Capital Servicing Agreement or (ii) as an alternative to foreclosure, sell such defaulted Mortgage Loans at fair market value to third-parties, if the Servicer reasonably believes that such sale would maximize proceeds to the Trust (on a present value basis) with respect to those Mortgage Loans as provided in the ECC Capital Servicing Agreement. The Servicer will be responsible for all costs and expenses incurred by it in any such proceedings or sale; provided, however, that such costs and expenses will be recoverable as servicing advances by the Servicer as contemplated in Section 3.05.

Section 3.12	Indenture Trustee to Cooperate; Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will cause the Servicer to promptly notify the Indenture Trustee by delivering a Request for Release substantially in the form of Exhibit C. Upon receipt of such request, the Indenture Trustee shall promptly release the related Mortgage Note to the

Servicer, and the Indenture Trustee shall at the Servicer’s direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. The Master Servicer and the Servicer (to the extent provided by the ECC Capital Servicing Agreement) are authorized to cause the removal from the registration on the MERS® System of such Mortgage and to execute and deliver, on behalf of the Trust Estate and the Noteholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account, the Payment Account, the Carryover Reserve Fund or the Protected Account. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Indenture Trustee shall, upon delivery to the Indenture Trustee of a Request for Release in the form of Exhibit C signed by a Servicing Officer, release the Mortgage Note to the Servicer or the Master Servicer. Subject to the further limitations set forth below, the Servicer or the Master Servicer shall cause the Mortgage Note or documents so released to be returned to the Indenture Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Collection Account, in which case the Indenture Trustee shall deliver the Request for Release to the Servicer or the Master Servicer, as applicable.

If the Master Servicer or Servicer (to the extent provided by the ECC Capital Servicing Agreement), as applicable, at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall cause the Servicer to deliver or cause to be delivered to the Indenture Trustee, for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity. Notwithstanding the foregoing, the Master Servicer shall instruct the Servicer (to the extent provided by the ECC Capital Servicing Agreement) to cause possession of any Mortgage Note or of any of the documents in the Mortgage File that shall have been released by the Indenture Trustee to be returned to the Indenture Trustee within 21 calendar days after possession thereof shall have been released by the Indenture Trustee unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account, and the Master Servicer shall cause the Servicer (to the extent provided by the ECC Capital Servicing Agreement) to have delivered to the Indenture Trustee a Request for Release in the form of Exhibit C or (ii) the Mortgage Note or document shall have been delivered to an attorney or to a public trustee or other public official as required by law for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property and the Master Servicer shall cause the Servicer (to the extent provided by the ECC Capital Servicing Agreement) to have delivered to the Indenture Trustee an Officer’s Certificate of a Servicing Officer certifying as to the name and address of the Person to which the Mortgage Notes or other documents in the Mortgage File were delivered and the purpose or purposes of such delivery.

Section 3.13     Documents, Records and Funds in Possession of Master Servicer to be Held for the Indenture Trustee.

Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit and cause the Servicer (to the extent provided by the ECC Capital Servicing Agreement) to transmit to the Indenture Trustee as required by this Agreement, or in the case of the Servicer, the ECC Capital Servicing Agreement, all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer or the Servicer from time to time and shall account fully to the Indenture Trustee for any funds received by the Master Servicer or the Servicer or that otherwise are collected by the Master Servicer or the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Collection Account, shall be held by the Master Servicer for and on behalf of the Trust Estate and shall be and remain the sole and exclusive property of the Trust Estate, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Collection Account, the Payment Account, the Carryover Reserve Fund or in any Escrow Account (as defined in Section 3.06), or any funds that otherwise are or may become due or payable to the Indenture Trustee for the benefit of the Noteholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of set off against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

Section 3.14	Servicing Compensation.

As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Collection Account out of each payment of interest on a Mortgage Loan included in the Trust Estate an amount equal to interest at the applicable Master Servicing Fee Rate on the Stated Principal Balance of the related Mortgage Loan for the period covered by such interest payment. As compensation for the Servicer’s activities under the ECC Servicing Agreement, the Servicer shall be entitled to retain or cause the Master Servicer to withdraw from the Collection Account out of each payment of interest on a Mortgage Loan included in the Trust Estate an amount equal to interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the related Mortgage Loan for the period covered by such interest payment.

Additional servicing compensation in the form of any Excess Proceeds, assumption fees, late payment charges, Prepayment Interest Excess, and all income and gain net of any losses realized from Permitted Investments shall be retained by the Servicer to the extent not required to be deposited in the Protected Account in accordance with the ECC Capital Servicing Agreement. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

Section 3.15	Access to Certain Documentation.

The Master Servicer shall provide, and shall cause the Servicer (to the extent provided in the ECC Capital Servicing Agreement) to provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of the Notes or Note Owners and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Master Servicer or the Servicer, as applicable, designated by the Master Servicer or Servicer, as applicable. Nothing in this Section shall limit the obligation of the Master Servicer or Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer or the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

Section 3.16	Annual Statement as to Compliance.

The Master Servicer shall deliver to the Depositor and the Indenture Trustee on or before the 80th day after the end of the Master Servicer’s fiscal year, commencing with its 2005 fiscal year, an Officer’s Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that the Servicer has failed to perform any of its duties, responsibilities and obligations under the ECC Capital Servicing Agreement throughout such year, or, if there has been a material default in the fulfillment of any such obligation specifying each such default known to such Servicing Officer and the nature and status thereof. The Indenture Trustee shall forward a copy of each such statement to each Rating Agency. Copies of such statement shall be provided by the Indenture Trustee to any Noteholder upon request at the Master Servicer’s expense, provided such statement is delivered by the Master Servicer to the Indenture Trustee.

Section 3.17     Annual Independent Public Accountants’ Servicing Statement; Financial Statements.

If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then on or before the later of (i) the 80th day after the end of the Master Servicer’s fiscal year, commencing with its 2005 fiscal year or (ii) within 30 days of the issuance of the annual audited financial statements beginning with the audit for the period ending in 2005, the Master Servicer at its expense shall cause a nationally recognized firm of independent public accountants (who may also render other services to the Master Servicer, the Seller or any affiliate thereof) that is a member of the American Institute of Certified Public Accountants to furnish a report to the Indenture Trustee, the Depositor and the Seller in compliance with the Uniform Single Attestation Program for Mortgage Bankers. Copies of such report shall be provided by the Indenture Trustee to any Noteholder upon request at the Master Servicer’s expense, provided such report is delivered by the Master Servicer to the Indenture Trustee. Upon written request, the Master Servicer shall provide to the Noteholders its publicly available annual financial statements (or the Master Servicer’s parent company’s publicly available annual financial statements, as applicable), if any, promptly after they become available.

Section 3.18	Prepayment Charges.

(a)        Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full or in part of a Mortgage Loan, the Master Servicer or the Servicer (to the extent provided by the ECC Capital Servicing Agreement) may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i) the Master Servicer or Servicer, as applicable, determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge, or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors’ rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law. In the event of a Principal Prepayment in full or in part with respect to any Mortgage Loan, the Master Servicer shall deliver or cause the Servicer to deliver to the Indenture Trustee an Officer’s Certificate substantially in the form of Exhibit P no later than the third Business Day following the immediately succeeding Determination. If the Master Servicer or the Servicer has waived or does not collect all or a portion of a Prepayment Charge relating to a Principal Prepayment in full or in part due to any action or omission of the Master Servicer or the Servicer, as applicable, other than as provided above, the Master Servicer or the Servicer shall deliver to the Indenture Trustee, together with the Principal Prepayment in full or in part, the amount of such Prepayment Charge (or such portion thereof as had been waived) for deposit into the Payment Account for distribution in accordance with the terms of this Agreement.

(b)        Upon discovery by a Responsible Officer of the Indenture Trustee of a breach of the foregoing subsection (a), the party discovering the breach shall give prompt written notice to the other parties.

Section 3.19	Optional Purchase of Mortgage Loans.

With respect to any Mortgage Loan which is delinquent in payment by 90 days or more or is an REO Property, the Servicer shall have the right to purchase such Mortgage Loan from the Trust Estate at a price equal to the Repurchase Price.

Pursuant to the ECC Capital Servicing Agreement, the Servicer will have the option at any one time, 1.00% (and in any case, at least 5 Mortgage Loans) of the Mortgage Loans, by aggregate Stated Principal Balance of the Mortgage Loans as of such date, at a price equal to the Repurchase Price.

If at any time the Servicer remits to the Master Servicer a payment for deposit in the Payment Account covering the amount of the Repurchase Price for a Mortgage Loan in accordance with this Section 3.19, and the Master Servicer provides to the Indenture Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Payment Account, then the Indenture Trustee shall execute the assignment of such Mortgage Loan to the Servicer, without recourse, representation or warranty and the Servicer shall succeed to all of the Indenture Trustee’s right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Issuer, the Indenture Trustee or the Noteholders with respect thereto.

ARTICLE IV.

PAYMENTS AND

ADVANCES BY THE MASTER SERVICER

Section 4.01	Advances.

If the Monthly Payment on a Mortgage Loan that was due on a related Due Date is delinquent, other than as a result of application of the Relief Act, and for which the Servicer was required to make an advance pursuant to the ECC Capital Servicing Agreement and exceeds the amount deposited in the Collection Account which is to be used for an advance with respect to such Mortgage Loan, the Master Servicer will deposit in the Collection Account not later than the Master Servicer Advance Date an amount equal to such deficiency, net of the Servicing Fee for such Mortgage Loan except to the extent the Master Servicer determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing, the Master Servicer shall continue to make such advances through the date that the Servicer is required to do so under the ECC Capital Servicing Agreement. If the Master Servicer deems an advance to be a Nonrecoverable Advance, on the Payment Account Deposit Date, the Master Servicer shall present an Officer’s Certificate to the Indenture Trustee (i) stating that the Master Servicer elects not to make an Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

Section 4.02     Reduction of Servicing Compensation in Connection with Prepayment Interest Shortfalls.

The Master Servicer shall deposit in the Collection Account not later than each Payment Account Deposit Date an amount equal to the lesser of (i) the sum of the aggregate amounts required to be paid by the Servicer under the ECC Capital Servicing Agreement with respect to Compensating Interest with respect to the Mortgage Loans for the related Prepayment Period, and not so paid by the Servicer and (ii) the Master Servicer Fee for such Payment Date (such amount, the “Compensating Interest Payment”). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

ARTICLE V.

THE MASTER SERVICER

Section 5.01	Liabilities of the Master Servicer.

The Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by it herein.

Section 5.02	Merger or Consolidation of the Master Servicer.

The Master Servicer shall keep in effect its existence, rights and franchises as a limited partnership under the laws of the United States or under the laws of one of the states thereof and shall obtain and preserve its qualification or registration to do business as a foreign partnership in each jurisdiction in which such qualification or registration is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Master Servicer shall be a party, or any person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

Section 5.03	Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Seller or the Master Servicer shall be under any liability to the Issuer, the Indenture Trustee (except as provided in Section 7.03), the Trust Estate or the Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided that this provision shall not protect the Seller, the Master Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Seller, the Master Servicer or any such Person from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Notes or Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided that any of the Master Servicer may, in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Indenture Trustee and the Noteholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust Estate, and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account as provided by Section 3.08 hereof. The Master Servicer shall not be liable for any acts or omissions of the Servicer, except as otherwise expressly provided herein.

Section 5.04	Limitation on Resignation of Master Servicer.

The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law or (ii) with the written confirmation from each Rating Agency (which confirmation shall be furnished to the Issuer and the Indenture Trustee) that such resignation will not cause such Rating Agency to reduce the then current rating of the Notes. Any such determination pursuant to clause (i) of the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee. No resignation of the Master Servicer shall become effective until the Indenture Trustee or a successor servicer appointed by the Indenture Trustee shall have assumed the Master Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

Section 5.05	Errors and Omissions Insurance; Fidelity Bonds.

The Master Servicer shall, for so long as it acts as master servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for persons performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall use its reasonable best efforts to obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

The Master Servicer shall provide the Indenture Trustee (upon such party’s reasonable request) with copies of any such insurance policies and fidelity bond. The Master Servicer shall be deemed to have complied with this provision if an Affiliate of the Master Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Master Servicer.

Section 5.06	Non-solicitation.

The Master Servicer shall not conduct any solicitation of any kind targeted to the Mortgagors. It is understood and agreed that promotions undertaken by the Master Servicer or any agent or affiliate of the Master Servicer which are directed to the general public at large, including mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements, shall not constitute solicitation under this Section 5.06.

ARTICLE VI.

DEFAULT; TERMINATION OF MASTER SERVICER

Section 6.01	Events of Default.

“Event of Default,” wherever used herein, means any one of the following events:

(i)         any failure by the Master Servicer to deposit in the Collection Account or remit to the Indenture Trustee any payment (excluding a payment required to be made under Section 4.01 hereof) required to be made under the terms of this Agreement, which failure shall continue unremedied for five calendar days and, with respect to a payment required to be made under Section 4.01 hereof, for one calendar day, after the date on which written notice of such failure shall have been given to the Master Servicer by the Indenture Trustee or the Issuer, or to the Indenture Trustee and the Master Servicer by the Holders of Notes evidencing not less than 25% of the Note Balance evidenced by the Notes; provided that the sixty-day cure period shall not apply to the initial delivery of the Mortgage Note for Delay Delivery Mortgage Loans nor the failure to repurchase or substitute in lieu thereof; or

(ii)         any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement or any representation or warranty shall prove to be untrue, which failure or breach shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Indenture Trustee or the Issuer, or to the Indenture Trustee by the Holders of Notes evidencing not less than 25% of the Note Balance evidenced by the Notes; or

(iii)        a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

(iv)        the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

(v)        the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

If an Event of Default shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Indenture Trustee shall, but only at the direction of the Holders of Notes evidencing not less than 25% of the Note Balance evidenced by the Notes, by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Noteholder hereunder. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee. The Indenture Trustee shall thereupon make any Advance described in Section 4.01 hereof subject to Section 3.04 hereof. The Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VII. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the Master Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to the Indenture Trustee of all cash amounts which shall at the time be credited to the Collection Account, or thereafter be received with respect to the Mortgage Loans. The Indenture Trustee shall promptly notify the Rating Agencies of the occurrence of an Event of Default.

Notwithstanding any termination of the activities of a Master Servicer hereunder, such Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating such Master Servicer’s rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (vii) and (ix), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

Section 6.02	Indenture Trustee to Act; Appointment of Successor.

(a)        On and after the time the Master Servicer receives a notice of termination pursuant to Section 6.01 hereof, the Indenture Trustee shall, to the extent provided in Section 3.04, be the successor to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make advances pursuant to Section 4.01. As compensation therefor, the Indenture Trustee shall be entitled to all fees, costs and expenses relating to the Mortgage Loans that the Master Servicer would have been entitled to if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Indenture Trustee has become the successor to the Master Servicer in accordance with Section 6.01 hereof, the Indenture Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Notes by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor Master Servicer shall be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000 and that is willing to service the Mortgage Loans and executes and delivers to the Issuer and the Indenture Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities and indemnities of the Master Servicer under Section 5.03 hereof incurred prior to termination of the Master Servicer under Section 6.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Notes in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. No appointment of a successor to the Master Servicer hereunder shall be effective until the Indenture Trustee shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Noteholder. The Indenture Trustee shall not resign as servicer until a successor servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the Master Servicer hereunder, the Indenture Trustee, unless the Indenture Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Indenture Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

(b)        In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Indenture Trustee if the Indenture Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS’ rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 6.03	Notification to Noteholders.

(a)        Upon any termination of or appointment of a successor to the Master Servicer, the Indenture Trustee shall give prompt written notice thereof to Noteholders, the Swap Provider and to each Rating Agency.

(b)        Within 60 days after the occurrence of any Event of Default, the Indenture Trustee shall transmit by mail to all Noteholders and the Swap Provider notice of each such Event of Default hereunder known to the Indenture Trustee, unless such Event of Default shall have been cured or waived.

ARTICLE VII.

CONCERNING THE INDENTURE TRUSTEE

Section 7.01	Duties of Indenture Trustee.

The Indenture Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

The Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement, to the extent provided in this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Indenture Trustee shall take action as it deems appropriate to have the instrument corrected.

No provision of this Agreement shall be construed to relieve the Indenture Trustee from liability for its own grossly negligent action, its own gross negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided that:

(i)         prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Agreement and the Indenture, the Indenture Trustee shall not be liable, individually or as Indenture Trustee, except for the performance of such duties and obligations as are specifically set forth in this Agreement and the Indenture, no implied covenants or obligations shall be read into this Agreement against the Indenture Trustee and the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(ii)         the Indenture Trustee shall not be liable, individually or as Indenture Trustee, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Indenture Trustee, unless the Indenture Trustee was grossly negligent or acted in bad faith or with willful misfeasance.

Section 7.02	Indenture Trustee Not Liable for Mortgage Loans .

The recitals contained herein shall be taken as the statements of the Issuer or the Master Servicer, as the case may be, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Agreement or of any Mortgage Loan or related document or of MERS or the MERS® System other than with respect to the Indenture Trustee’s execution and authentication of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer or the Master Servicer of any funds paid to the Issuer or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Issuer or the Master Servicer.

Section 7.03     Master Servicer to Pay Indenture Trustee’s and Owner Trustee’s Fees and Expenses.

The Master Servicer covenants and agrees to pay or reimburse the Indenture Trustee and Owner Trustee, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or Owner Trustee on behalf of the Trust Estate in accordance with any of the provisions of this Agreement (including, without limitation: (A) the reasonable compensation and the expenses and disbursements of its counsel, but only for representation of the Indenture Trustee acting in its capacity as Indenture Trustee hereunder and (B) to the extent that the Indenture Trustee must engage persons not regularly in its employ to perform acts or services on behalf of the Trust Estate, which acts or services are not in the ordinary course of the duties of a trustee, paying agent or certificate registrar, in the absence of a breach or default by any party hereto, the reasonable compensation, expenses and disbursements of such persons, except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct). The Indenture Trustee and the Owner Trustee and any director, officer, employee or agent of the Indenture Trustee and the Owner Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (i) incurred in connection with any legal action relating to this Agreement, the Basic Documents or the Notes, or in connection with the performance of any of the Indenture Trustee’s duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Indenture Trustee’s or the Owner Trustee’s duties hereunder or by reason of reckless disregard of the Indenture Trustee’s or the Owner Trustee’s obligations and duties hereunder or (ii) resulting from any error in any tax or information return prepared by the Master Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Indenture Trustee or the Owner Trustee hereunder.

ARTICLE VIII.

MISCELLANEOUS PROVISIONS

Section 8.01	Amendment.

This Agreement may be amended from time to time by the Issuer, the Master Servicer, the Swap Provider (to the extent any amendment has a material adverse effect on the rights, benefits or interests of the Swap Provider under the Swap Agreement or this Agreement) and the Indenture Trustee, without the consent of any of the Noteholders to cure any ambiguity, to correct or supplement any provisions herein, or to make such other provisions with respect to matters or questions arising under this Agreement, as shall not be inconsistent with any other provisions herein if such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder; provided that any such amendment shall be deemed not to adversely affect in any material respect the interests of the Noteholders and no such Opinion of Counsel shall be required if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Notes, it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. Notwithstanding the foregoing, no amendment that significantly changes the permitted activities of the Trust may be made without the consent of Noteholders representing not less than 51% of the Note Balance of each Class of Notes affected by such amendment.

The Indenture Trustee, the Issuer, and the Master Servicer may also at any time and from time to time amend this Agreement, without the consent of the Noteholders, to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to avoid or minimize the risk of the imposition of any tax on the Trust Estate pursuant to the Code that would be a claim against the Trust Estate at any time prior to the final redemption of the Notes, provided that the Indenture Trustee have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Indenture Trustee, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

Promptly after the execution of any amendment to this Agreement requiring the consent of Noteholders, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Noteholder, the Swap Provider and each Rating Agency.

It shall not be necessary for the consent of Noteholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

Nothing in this Agreement shall require the Indenture Trustee to enter into an amendment without receiving an Opinion of Counsel, satisfactory to the Indenture Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Noteholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

Section 8.02	Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE NOTEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.03	Notices.

(a)        All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when sent by facsimile transmission, first class mail or delivered to (i) in the case of the Depositor, CWABS, Inc., 4500 Park Granada, Calabasas, California 91302, facsimile number: (818) 225-4053, Attention: Josh Adler, or such other address as may be hereafter furnished to the Seller, the Master Servicer and the Indenture Trustee by the Depositor in writing; (ii) in the case of the Issuer, to Encore Credit Receivables Trust Trust 2005-2 c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of the Owner Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Seller, ECC Capital Corporation, 1833 Alton Parkway, Irvine, California 92606, facsimile number (949) 856-4948, Attention: Alanna Darling, or such other address as may be hereafter furnished to the Depositor, the Master Servicer and the Indenture Trustee by the Seller in writing; (v) in the case of the Master Servicer, Countrywide Home Loans Servicing LP, 400 Countrywide Way, Simi Valley, California, facsimile number (805) 520-5623, Attention: Mark Wong or such other address as may be hereafter furnished to the Depositor, the Seller and the Indenture Trustee by the Master Servicer in writing; (vi) in the case of the Indenture Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust MBS Administration, Encore Credit Receivables Trust 2005-2, or such other address as the Indenture Trustee may hereafter furnish to the Depositor or the Master Servicer; and (vii) in the case of the Rating Agencies, (a) Moody’s Investors Service, Attention:, 99 Church Street, New York, New York 10007, and (b) Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Attention: Mortgage Surveillance Group, 25 Broadway, 12th Floor, New York, New York 10004. Notices to Noteholders shall be deemed given when mailed, first postage prepaid, to their respective addresses appearing in the Note Register.

Section 8.04	Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Holders thereof.

Section 8.05	Assignment.

Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 5.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Indenture Trustee and the Issuer.

Section 8.06	Inspection and Audit Rights.

The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Issuer or the Indenture Trustee during the Master Servicer’s normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Issuer or the Indenture Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Issuer or the Indenture Trustee of any right under this Section 8.07 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer.

Section 8.07	Termination.

The respective obligations and responsibilities of the Master Servicer and the Issuer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.11 thereof.

Section 8.08	No Petition.

The Master Servicer, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the termination of this Agreement by one year.

Section 8.09	No Recourse.

The Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Agreement.

ARTICLE IX.

DUTIES OF THE MASTER SERVICER

Section 9.01	Administrative Duties.

(a)        Duties with Respect to the Indenture. The Master Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Master Servicer shall consult with the Owner Trustee as the Master Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Master Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture. The Master Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Master Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.

(b)        Duties with Respect to the Issuer. In addition to the duties of the Master Servicer set forth in this Agreement or any of the Basic Documents, the Master Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Servicing Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee or the Indenture Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Servicing Agreement or any of the Basic Documents. In accordance with the directions of the Issuer or the Owner Trustee, the Master Servicer shall administer, perform or supervise the performance of such other activities in connection with the Bonds (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer, the Indenture Trustee or the Owner Trustee.

(i)         Notwithstanding anything in this Servicing Agreement or any of the Basic Documents to the contrary, the Master Servicer shall be responsible for promptly notifying the Owner Trustee (with a copy to the Indenture Trustee) in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated in Section 5.03 of the Trust Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

(ii)         In carrying out the foregoing duties or any of its other obligations under this Servicing Agreement, the Master Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Master Servicer’s opinion, no less favorable to the Issuer in any material respect than with terms made available to unrelated third parties.

(c)        Tax Matters. The Master Servicer shall prepare, on behalf of the Owner Trustee, financial statements and such annual or other reports of the Issuer as are necessary for the preparation by the Indenture Trustee of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, including, without limitation, Form 1099.

(d)        Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Master Servicer are non-ministerial, the Master Servicer shall not take any action pursuant to this Article IX unless within a reasonable time before the taking of such action, the Master Servicer shall have notified the Owner Trustee and the Indenture Trustee of the proposed action and the Owner Trustee and, with respect to items (i), (ii), (iii) and (iv) below, the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(i)	the amendment of or any supplement to the Indenture;

(ii)         the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Mortgage Loans);

(iii)        the amendment, change or modification of this Servicing Agreement or any of the Basic Documents;

(iv)        the appointment of successor Note Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

(v) the removal of the Indenture Trustee.
Section 9.02	Records.

The Master Servicer shall maintain appropriate books of account and records relating to services performed under this Servicing Agreement, which books of account and records shall be accessible for inspection by the Issuer, the Indenture Trustee at any time during normal business hours.

Section 9.03	Additional Information to be Furnished.

The Master Servicer shall furnish to the Issuer and the Indenture Trustee from time to time such additional information regarding the Mortgage Loans and the Notes as the Issuer and the Indenture Trustee shall reasonably request.

* * *

IN WITNESS WHEREOF, the Issuer, the Depositor, the Master Servicer, the Seller and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

ENCORE CREDIT RECEIVABLES TRUST 2005-2, as Issuer

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Joann A. Rozell
Name:	Joann A. Rozell
Title:	Assistant Vice President

COUNTRYWIDE HOME LOANS SERVICING LP, as Master Servicer

By:	COUNTRYWIDE GP, INC.

By:	/s/ Ruben Avilez
Name:	Ruben Avilez
Title:	Vice President

THE BANK OF NEW YORK, not in its individual capacity, but solely as Indenture Trustee

By:	/s/ Maria Tokarz
Name:	Maria Tokarz
Title:	Assistant Treasurer

STATE OF CALIFORNIA	)
	)	ss.:
COUNTY OF LOS ANGELES	)

On this 27th day of May 2005, before me, a notary public in and for said State, appeared Ruben Avilez, personally known to me on the basis of satisfactory evidence to be the Vice President of Countrywide GP, Inc., the parent company of Countrywide Home Loans Servicing LP, one of the organizations that executed the within instrument, and also known to me to be the person who executed it on behalf of such limited partnership and acknowledged to me that such limited partnership executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Glenda J. Daniel
Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this 27th day of May 2005, before me, a notary public in and for said State, appeared Maria Tokarz, personally known to me on the basis of satisfactory evidence to be an Assistant Treasurer of The Bank of New York, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Stephen Tedeschi
Notary Public

[Notarial Seal]

STATE OF DELAWARE	)
	)	ss.:
COUNTY OF NEW CASTLE	)

On this 27th day of May 2005, before me, a notary public in and for said State, appeared Joann A. Rozell, personally known to me on the basis of satisfactory evidence to be an Assistant Vice President of Wilmington Trust Company, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Michele Lauren Centrella
Notary Public

[Notarial Seal]

Exhibit A-1

and A-2

Exhibits A-1 and A-2 are the Mortgage Loan Schedule

Exhibit A-1 is the schedule of Mortgage Loans

Exhibit A-2 are the Mortgage Loans for which All or a Portion of a Related Mortgage File is not Delivered to the Indenture Trustee on or prior to the Closing Date

[Delivered to Indenture Trustee at closing and on file with the Indenture Trustee.]

EXHIBIT B

REQUEST FOR RELEASE

(for Indenture Trustee)

Loan Information
Name of Mortgagor:
Master	Servicer
Loan No.:
Indenture Trustee
Name:
Address:

Indenture	Trustee
Mortgage File No.:

The undersigned Master Servicer hereby acknowledges that it has received from _______________________________________, as Indenture Trustee for the Holders of Encore Credit Receivables Trust 2005-2, Asset-Backed Notes, Series 2005-2, the documents referred to below (the “Documents”). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Servicing Agreement, dated as of May 27, 2005 (the “Servicing Agreement”), among Encore Credit Receivables Trust 2005-2, as Issuer, Countrywide Home Loans Servicing LP, as Master Servicer, and the Indenture Trustee.

( )	Mortgage Note dated ___________, ____, in the original principal sum of $________, made by __________________, payable to, or endorsed to the order of, the Indenture Trustee.
( )

Mortgage recorded on _________________ as instrument no. ________________ in the County Recorder’s Office of the County of ________________, State of _______________ in book/reel/docket _______________ of official records at page/image _____________.

( )

Deed of Trust recorded on _________________ as instrument no. ________________ in the County Recorder’s Office of the County of ________________, State of _______________ in book/reel/docket _______________ of official records at page/image _____________.

( )

Assignment of Mortgage or Deed of Trust to the Indenture Trustee, recorded on _________________ as instrument no. __________ in the County Recorder’s Office of the County of __________, State of _______________ in book/reel/docket _______________ of official records at page/image _____________.

( )	Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.
( )	______________________________________________
( )	______________________________________________
( )	______________________________________________
( )	______________________________________________

The undersigned Master Servicer hereby acknowledges and agrees as follows:

(1)        The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trust Estate, solely for the purposes provided in the Servicing Agreement.

(2)        The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

(3)        The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Indenture Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Servicing Agreement.

(4)        The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trust Estate, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer’s possession, custody or control.

[Master Servicer]

By:
Its

Date: _________________, ____

EXHIBIT C

REQUEST FOR RELEASE

[Mortgage Loans Paid in Full, Repurchased or Replaced]

OFFICER’S CERTIFICATE AND TRUST RECEIPT

ENCORE CREDIT RECEIVABLES TRUST 2005-2, ASSET-BACKED NOTES,

Series 2005-2

__________________________________________ HEREBY CERTIFIES THAT HE/SHE IS AN OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

[ALL PAYMENTS OF PRINCIPAL AND INTEREST HAVE BEEN MADE.] [THE [PURCHASE PRICE] [MORTGAGE LOAN REPURCHASE PRICE] FOR SUCH MORTGAGE LOANS HAS BEEN PAID.] [THE MORTGAGE LOANS HAVE BEEN LIQUIDATED AND THE RELATED [INSURANCE PROCEEDS] [LIQUIDATION PROCEEDS] HAVE BEEN DEPOSITED PURSUANT TO SECTION 3.12 OF THE SERVICING AGREEMENT.] [A REPLACEMENT MORTGAGE LOAN HAS BEEN DELIVERED TO THE INDENTURE TRUSTEE IN THE MANNER AND OTHERWISE IN ACCORDANCE WITH THE CONDITIONS SET FORTH IN SECTIONS 2.1 AND 3.1 OF THE MORTGAGE LOAN PURCHASE AGREEMENT.]

LOAN NUMBER:______________________	BORROWER’S NAME:__________________
COUNTY:____________________________

EXHIBIT E

FORM OF MORTGAGE NOTE AND MORTGAGE

(Provided upon request)

EXHIBIT F

OFFICER’S CERTIFICATE WITH RESPECT TO PREPAYMENTS

(Provided upon request)